UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

  WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	March 10, 2011

Lakeside Mortgage Fund, LLC

__________________________________________

 (Exact name of registrant as specified in its charter)

California	000-50893	52-2387294
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1501 Fifth Ave, Suite 100 San Diego, California		92101
(Address)		(Zip Code)

Registrant's telephone number, including area code:		(619) 294-8989

N/A

 ______________________________________________

 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On March 10, 2011 Lakeside Mortgage Fund, LLC (the "Company") made available to its members, its Results of Operations and Financial Condition of the Company.

Item 9.01.   Financial Statements and Exhibits.

The following is filed as an Exhibit to this Current Report on Form 8-K:

99.1

Fourth Quarter 2010 Unaudited Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 10, 2011	LAKESIDE MORTGAGE FUND, LLC

	By:	Sovereign Capital Management Group, Inc.

	Its:	Manager

	By:	/s/ Todd A. Mikles

Todd A. Mikles
Chairman and Chief Executive Officer